                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 6, 1996



                           DIAMETRICS MEDICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                    0-21982                   41-1663185
----------------------------    -----------------------    --------------------
(State or other jurisdiction    (Commission file number)      (IRS employer
      of incorporation)                                     identification No.)



                 2658 Patton Road, Roseville, Minnesota  55113
                 ---------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:     (612)639-8035
                                                   -----------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                        Exhibit Index Appears on Page 5
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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

               On November 6, 1996, pursuant to an Agreement for the sale of the whole of the issued share capital of Biomedical Sensors Limited (the "Agreement") between Diametrics Medical, Inc. ("Diametrics") and Howmedica, Inc. ("Howmedica"), a subsidiary of Pfizer Inc. ("Pfizer"), Diametrics Medical, Inc. ("Diametrics") acquired Biomedical Sensors Limited, a private limited company incorporated in England and Wales ("BSL"), together with certain related assets of two other subsidiaries of Pfizer. The Agreement was negotiated at arms' length. As a result of the acquisition, which will be accounted for as a purchase, Diametrics acquired all of the outstanding capital stock of BSL and BSL became a wholly-owned subsidiary of Diametrics; certain of the assets were acquired by BSL and others by Diametrics. In connection with the acquisition, Diametrics paid $1.5 million in cash and $7.3 million by the issuance to Howmedica of a Senior Secured Fixed Rate Loan Note due November 4, 2002 and bearing interest at the rate of 8.75% per year. Certain post-closing adjustments may be made to these amounts following a review of cash on hand and certain accrued liabilities and accounts payable; any additional amounts due resulting from these adjustments will be paid in cash. The cash used in the transaction came from cash and investments on hand.

               A copy of the Agreement is attached hereto as Exhibit No. 2.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

               (a)  Financial Statements of Business Acquired
                    -----------------------------------------

                    The required financial statements of BSL are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than January 16, 1997.

               (b)  Pro Forma Financial Information
                    -------------------------------

                    The required pro forma financial information relative to the acquisition of BSL is not included in this Current Report on Form 8-K. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than January 16, 1997.

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               (c)  Exhibits
                    --------

                    Exhibit No.    Description
                    -----------    -----------

                    2.1 Agreement for the sale of the whole of the issued share capital of Biomedical Sensors Limited between the Company and Howmedica, Inc. dated November 6, 1996.

                    2.2 Senior Secured Fixed Rate Loan Note due November 4, 2002, in the original principal amount of $7,300,000 from the Company to Howmedica, Inc.

                    2.3 Transitional Services Agreement, dated as of November 6, 1996, by and among Howmedica Inc., Howmedica GmbH, the Company and Biomedical Sensors Ltd.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 1996                      DIAMETRICS MEDICAL, INC.


                                             /s/ Laurence L. Betterley
                                             ----------------------------------
                                             Laurence L. Betterley
                                             Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit
-------
Number    Item                                                              Page
------    ----                                                              ----

2.1 Agreement for the sale of the whole of the issued share capital of Biomedical Sensors Limited between the Company and Howmedica,
          Inc. dated November 6, 1996......................................

2.2 Senior Secured Fixed Rate Loan Note due November 4, 2002, in the original principal amount of $7,300,000 from the Company to
          Howmedica, Inc...................................................

2.3 Transitional Services Agreement, dated as of November 6, 1996, by and among Howmedica Inc., Howmedica GmbH, the Company and
          Biomedical Sensors Ltd...........................................